EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cardio Diagnostics Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned officers of the Company certify to such officers’ knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: March 31, 2023

/s/ Meeshanthini V. Dogan
Meeshanthini V. Dogan
Chief Executive Officer
(Principal Executive Officer)

/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer
(Principal Financial and Accounting Officer)